UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported):        April 13, 2011

ScanSource, Inc.

(Exact Name of Registrant as Specified in Its Charter)

South Carolina	000-26926	57-0965380
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

6 Logue Court, Greenville, South Carolina 29615

(Address, Including Zip Code, of Principal Executive Offices)

                                       (864) 288-2432

(Registrant’s Telephone Number, Including Area Code)

                                             N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01.	Completion of Acquisition or Disposition of Assets

On April 15, 2011, ScanSource, Inc. (the “Company”), through its wholly-owned subsidiary, ScanSource do Brasil Participações LTDA (the “Buyer”), completed its acquisition of all of the shares of CDC Brasil S.A., formerly called CDC Brasil Distribuidora LTDA, a corporation organized under the laws of the Federative Republic of Brazil (“CDC”) from Alexandre Machado De Campos Conde, Marcelo Duarte Hirsch, Gustavo Conde, Rosania De Souza Possebom, Juliane Possebom, Daniele Possebom, Gabriela Possebom, Adolar Nardes Júnior and Caio Vinícius Domingos Nardes (collectively, the “Sellers”) pursuant to the Share Purchase and Sale Agreement dated April 7, 2011.

Pursuant to the Agreement, the Buyer paid R$57,300,000 (or approximately $36,590,000) on the closing (the “Closing”) to the Sellers directly or to an escrow agent (the “Closing Payment”). Additional amounts are payable to Sellers pursuant to a annual earn-out through June 30, 2015. A substantial portion of the Closing Payment is being held by an independent escrow agent and will be available to cover certain contingent liabilities of CDC and/or indemnification claims under the Agreement. The total potential purchase consideration for CDC, without assuming any increase or decrease in earnings, is approximately R$103,000,000 (approximately $65,500,000). In connection with the Closing the Buyer entered into officer agreements with key personnel of CDC.

Item 5.02	Departure of Directors; Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

In connection with the Closing, the Compensation Committee of the Company’s board of directors on April 13, 2011 approved discretionary bonuses for the Company’s employees involved in the transaction, including, the following named executive officers in the following amounts: Andrea D. Meade, Executive Vice President of Operations and Corporate Development ($40,000); John J. Ellsworth, Vice President, General Counsel and Corporate Secretary ($25,000); and Richard Cleys, Vice President and Chief Financial Officer ($15,000).

Item 9.01.	Financial Statements and Exhibits

(d)

Exhibit 2.1	Share Purchase and Sale Agreement by and among ScanSource DO Brasil Participações LTDA as Buyer; Alexandre Machado De Campos Conde, Marcelo Duarte Hirsch, Gustavo Conde, Rosania De Souza Possebom, Juliane Possebom, Daniele Possebom, Gabriela Possebom, Adolar Nardes Júnior and Caio Vinícius Domingos Nardes as Sellers; and CDC Brasil S.A., formerly called CDC Brasil Distribuidora LTDA, AECO Participações LTDA, Rhouse Participações LTDA and Nardes Administração LTDA (as Agreeing Parties) dated April 7, 2011.

Exhibit 99.1	Press Release issued by ScanSource, Inc. on April 15, 2011.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ScanSource, Inc.

Date: April 15, 2011	By:	/s/ Michael L. Baur
	Name:	Michael L. Baur
	Its:	Chief Executive Officer